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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-2




Section 7.3 Indenture                               Distribution Date: 9/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       716,666.67
             Class B Note Interest Requirement                        68,054.47
             Class C Note Interest Requirement                       111,608.33
                       Total                                         896,329.47

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.43333
             Class B Note Interest Requirement                          1.63333
             Class C Note Interest Requirement                          2.08333

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         500,000,000
             Class B Note Principal Balance                          41,666,000
             Class C Note Principal Balance                          53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00



                                           By:
                                                  ---------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President